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                                                                    EXHIBIT 10.5

                  FIRST AMENDMENT TO GENERAL SECURITY AGREEMENT

         THIS FIRST AMENDMENT TO GENERAL SECURITY AGREEMENT (this "Amendment") is made and entered into this ____ day of May, 2002 by and between PRIORITY FULFILLMENT SERVICES, INC., a Delaware corporation ("Guarantor") and CONGRESS FINANCIAL CORPORATION (SOUTHWEST), a Texas corporation ("Lender"), as follows:

         WHEREAS, Guarantor entered into (i) that certain General Security Agreement dated March 29, 2002 (the "Security Agreement") for the benefit of Lender, wherein Guarantor granted to Lender a security interest in the Collateral to secure the Obligations (as such terms are defined therein) and
(ii) that certain Guarantee dated as of March 29, 2002 (the "Guarantee Agreement") for the benefit of the Lender; and

         WHEREAS, the parties now desire to amend the Security Agreement as provided hereinbelow:

         NOW, THEREFORE, in consideration of the mutual covenants, representations, warranties and agreements contained herein, and for other valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1.       Amendment to Section 5.6(e). Effective as of the date hereof,
Section 5.6(e) of the Security Agreement is hereby amended in its entirety to read as follows:

         "(e) purchase money security interests in equipment and purchase money mortgages on real estate (including capital leases) not to exceed $5,000,000 in the aggregate at any time outstanding so long as such security interests and mortgages do not apply to any property of Guarantor other than the equipment or real estate so acquired, and the indebtedness secured thereby does not exceed the cost of the equipment or real estate so acquired, as the case may be;"

         2. Consent to this Amendment. All the parties hereto consent to the terms and provisions of this Amendment.

         3. Ratification. The terms and provisions set forth in this Amendment shall modify and supercede all inconsistent terms and provisions set forth in the Security Agreement, but except as expressly modified and superceded by this Amendment, the terms and provisions of the Security Agreement and Guarantee Agreement are ratified and confirmed and shall continue in full force and effect. Guarantor hereby agrees that the Security Agreement, as amended hereby, and Guarantee Agreement continues to be validly existing and enforceable in accordance with its terms.

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                                                                    EXHIBIT 10.5

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment effective as of the date first above written.

                                             GUARANTOR:

                                             PRIORITY FULFILLMENT SERVICES, INC.

                                             By:________________________________
                                             Name:______________________________
                                             Title:_____________________________

AGREED AND ACCEPTED:

LENDER:

CONGRESS FINANCIAL
CORPORATION (SOUTHWEST)

By:________________________________
Name:______________________________
Title:_____________________________

BORROWER:

SUPPLIES DISTRIBUTORS, INC.

By:________________________________
Name:______________________________
Title:_____________________________

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